UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – September 6, 2017

WEST PHARMACEUTICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Herman O. West Drive, Exton, PA		19341-0645
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code: 610-594-2900

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a copy of the presentation to be used by management of West Pharmaceutical Services, Inc. (the "Company") at the following investor conferences:

•	Baird 2017 Global Healthcare Conference in New York, New York on September 6, 2017 at 3:10 PM Eastern Daylight Time;

•	2017 Wells Fargo Healthcare Conference in Boston, Massachusetts on September 7, 2017 at 11:10 AM Eastern Daylight Time; and

•	Morgan Stanley Global Healthcare Conference in New York, New York on September 13, 2017 at 1:00 PM Eastern Daylight Time.

A copy of the Company's presentation materials from these conferences will be available through the Investors link at the Company's website, http://www.westpharma.com.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of that section, nor will it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit No.	Description
	99.1	West Pharmaceutical Services, Inc. Investor Presentation, dated September 6, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ William J. Federici
William J. Federici
Senior Vice President and Chief Financial Officer

September 6, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	West Pharmaceutical Services, Inc. Investor Presentation, dated September 6, 2017.

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